SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 23, 2001


                           RENAISSANCERE HOLDINGS LTD.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Bermuda                     34-0-26512                 98-013-8020
          -------                     ----------                 -----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

             Renaissance House
        8-12 East Broadway, Pembroke
                 Bermuda                                             HM 19
     ----------------------------------                          --------------
  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (441) 295-4513
                                                   ----------------

                                 Not Applicable
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         The Risk Factors filed with this Current Report on Form 8-K as Exhibit
99.1 are incorporated herein by reference.

ITEM 7.  EXHIBITS.

99.1     Risk Factors dated April 23, 2001.


















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENAISSANCERE HOLDINGS LTD.

Date:   April 23, 2001                 By: /s/ John M. Lummis
      ------------------                   -------------------------------------
                                           Name:  John M. Lummis
                                           Title: Senior Vice President and
                                                  Chief Financial Officer














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                                INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------

99.1                Risk Factors dated April 23, 2001